UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 9, 2014
MOBETIZE CORP.
(Exact name of registrant as specified in its charter)
Nevada	333-181747	99-0373704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8105 Birch Bay Road, Suite 205, Blaine, WA, USA		98281
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(206) 347-4515
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure Of Directors or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers

Effective July 9, 2014, the following people resigned in their respective offices with our company:

1.	Stephen Fowler as President and Secretary of the Company; and
2.	Chris Convey as Chief Financial Officer of the Company.

None of the resignations were the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Concurrently with the resignations, the following persons were appointed to their respective positions with our company:

1.	Stephen Fowler as Chief Financial Officer of the Company (also currently a director and the Treasurer of our company);
2.	Chris Convey as Chief Operations Officer and Corporate Secretary of the Company (our former Chief Financial Officer);
3.	Ajay Hans has as President and Chief Executive Officer of the Company (also currently a director of our company); and
4.	Malek Ladki as a director and Chairman of the Board of Directors of the Company.

Our board of directors now consists of Stephen Fowler, Ajay Hans and Malek Ladki.

Dr.Malek Ladki (age 48) – Director and Chairman of the Board of Directors

 Dr. Ladki is the owner of Tactus Consulting (Canada) having formed the company in September 2013.  Tactus is in the field of strategy and management consulting. Dr. Ladki’s role with Tactus is to advise technology companies in sectors ranging from telecoms and media to defense on growth strategy, raising capital and corporate structuring.

In addition, Dr. Ladki is sole shareholder and Chief Executive Officer of Tonalis Limited having formed the company in October 2010.  At Tonalis, Dr. Ladki acted as strategy advisor to the government of Jersey and led a number of acquisitions for telecommunication operators in Europe.

Also, Dr. Ladki was the Global Managing Director of Jersey Telecom from March 2009 to October 2010.  While at Jersey Telecom, he led the growth of revenues internationally, turned around underperforming portfolios and established a corporate development strategy.

Our company believes that Dr. Ladki has the educational, business and operational experience and management skills necessary to be a director of our company. From Dr. Ladki’s experience in starting and successfully exiting three technology companies, his past experience as board director of a UK-based mid-cap multinational, his expertise in corporate governance as a Fellow of the British Institute of Directors and his background and knowledge in the technology sector is an asset to our company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBETIZE CORP.
/s/ Ajay Hans
Ajay Hans
President, Chief Executive Officer and Director

Date: July 18, 2014